SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 5, 2015

DESERT HAWK GOLD CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-169701	82-0230997
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

1290 Holcomb Avenue, Reno, NV	89502
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 337-8057

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .

Written communications pursuant to Rule 425 under the Securities Act

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01

Entry into a Material Definitive Agreement.

On June 5, 2015, Desert Hawk Gold Corp., a Nevada corporation (the “Company”) entered into the Twelfth Amendment to the Investment Agreement (the “Twelfth Amendment”) with DMRJ Group I, LLC (the “Investor”),  which Investment Agreement was originally entered into on July 14, 2010 (the “Investment Agreement”).  A copy of the Twelfth Amendment has been included as an exhibit to this report.

The Twelfth Amendment provides a new minimum payment schedule, set forth as Schedule A-2. Upon execution of the Twelfth Amendment, the Company received from the Investor a term loan advance of $100,000.  The Twelfth Amendment also provides for an additional term loan advance of up to $750,000, including the $100,000 above, if requested by the Company at the discretion of the Investor.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Twelfth Amendment to Investment Agreement, dated June 5, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Desert Hawk Gold Corp.

Date:  June 10, 2015

By  /s/ Rick Havenstrite

       Rick Havenstrite, President

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